TABLE OF SCHEDULES AND EXHIBITS
TO ASSET PURCHASE AGREEMENT

by and between

HOLLISTER & BLACKSMITH, INC. doing business as
AMERICAN CANNABIS COMPANY,
A wholly-owned subsidiary of
AMERICAN CANNABIS COMPANY, INC.

and

MEDIHEMP, LLC, and Its Wholly Owned Subsidiary, SLAM ENTERPRISES, LLC, and
MEDICAL CANNABIS CAREGIVERS, INC., collectively doing business as
NATURALEAF

<u>Schedule 3.7(a)</u>
Addresses for Leased Real Property

2727 Palmer Park Blvd. Ste. D, Colorado Springs, CO 80909
1004 S. Tejon Street, Colorado Springs, CO 80903
2611 Durango Drive, Colorado Springs, CO 80918
5875 Lehman Drive, #100, Colorado Springs, CO 80918